UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021

AppTech Corp.

(Exact name of registrant as specified in its charter)

Wyoming	000-27569	65-0847995
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5876 Owens Ave. Suite 100 Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

(760) 707-5959
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	APCX	OTC Pink Open Market

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 (c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2021, AppTech Corp. (the “Company”), appointed Benjamin Jenkins (“Jenkins”) to serve as the Company’s Chief Technology Officer (“CTO”). The age of Jenkins at the time of appointment is 46. To the knowledge of the Company, there is no family relationship between Jenkins and any other director, executive officer or person currently nominated by or serving with the Company to become a director or executive officer.

In his capacity as CTO, Jenkins will provide the following services to the Company:

●	Successful customization, implementation and launch of the payment portal / gateway product that allows the sales team to offer merchants and software platforms a ‘white label’ product that they can name and offer to their customers (the “platform rollout”).
●	Successful rollout of the banking product delivered via APIs that provide financial institutions the ability to build digital solutions to offer to their customers.
●	Specifically, the CTO will be responsible for overseeing successful completion of the platform rollout.
●	Developing, implementing, managing and evaluating the Company’s technological resources.
●	Fulfill the Company’s business requirements through tech innovations accelerating its growth.

Prior to this appointment, Ben Jenkins founded Innovations Realized to lead enterprise businesses in the transformation, centralization and execution of Fintech strategies. During the immediately preceding five (5) years, Jenkins has been working with clients across several markets and geographies by leveraging his deep industry knowledge and relationships within the payment and banking ecosystems. Through his corporate roles leading new product introduction, he brings the expertise of launching a payment platform that grew to process billions of dollars annually, communications platforms that process billions of messages and a first to market retail supplier digital asset management system.

None of the above entities for which Jenkins was employed is now or was then a parent, subsidiary, or affiliate of the Company.

Pursuant to this appointment, the Company and Jenkins have entered into a material written agreement which provides in relevant part, as follows:

●	Effective Date of December 1, 2021 with an initial term of three (3) years;
●	Reporting to the Chief Executive Officer and Board of Directors of the Company;
●	Jenkins will be permitted to fulfill limited advisory or supervisory services to Innovations Realized, LLC, of which Jenkins is the sole principal, subject to approval of the Chief Executive Officer of the Company, consistent in part with the obligations of Jenkins to maintain, in part, his covenants of confidentiality, good faith, loyalty, and fiduciary duty to the Company;
●	For services rendered, Jenkins will receive $290,000 annual salary plus other compensation including but not limited to performance-based bonus, revenue sharing incentives, and both stock option grants and Company equity incentive plans, subject to standard clawback provisions; and
●	Regarding the non-statutory stock option grant, Jenkins will have a three (3) year period to exercise his option to acquire 100,000 shares of common stock, which shall vest in 12 equal monthly installments starting on January 31, 2022.

This disclosure may be updated to reflect future amendments or revisions of the underlying agreement between the Company and Jenkins.

Item 5.02 (c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2021, AppTech Corp. (the “Company”), will appoint Chad Nelley (“Nelley”) to serve as the Company’s Chief Operating Officer (“COO”). The age of Nelley at the time of appointment is 50. To the knowledge of the Company, there is no family relationship between Nelley and any other director, executive officer or person currently nominated by or serving with the Company to become a director or executive officer.

In his capacity as COO, Nelley will provide the following services to the Company:

●	Leading, establishing and deploying policy and procedure for operational success and go to market execution, including but not limited to: organizational structure, revenue operations, customer success, human resources, marketing and traditional core facility and IT operations.
●	Working closely with legal and finance operations to drive revenue attainment, contract negotiations, profitability targeting and budget controls to ensure ongoing sustained operations that meet and/or exceed board and shareholder expectations.
●	Providing leadership and strategic vision to the organization in coalition with the CTO, CEO and CFO.
●	The COO will effectively communicate and foster growth among the executive team and all employees.

Prior to this appointment, during the immediately preceding five (5) years, Nelley has been instrumental in scaling the operational components while driving double digit profitability performance for ESET North America. In addition to driving profitability and revenue growth, he has led the digital transformation and migration to cloud architectures for core business systems operations. Over his 25+ year career, Nelley’s experience covers early stage, hyper growth start-up operations up to and including Fortune 500 technology companies.

None of the above entities for which Nelley was employed is now or was then a parent, subsidiary, or affiliate of the Company.

Pursuant to this appointment, the Company and Nelley have entered into a material written agreement which provides in relevant part, as follows:

●	Effective Date of December 15, 2021 with an initial term of three (3) years;
●	Reporting to the Chief Executive Officer, President, and Board of Directors of the Company;
●	For services rendered, Nelley will receive $275,000 annual salary plus other compensation including but not limited to performance-based bonus, revenue sharing incentives, and both stock option grants and Company equity incentive plans, subject to standard clawback provisions; and
●	Regarding the non-statutory stock option grant, Nelley will have a three (3) year period to exercise his option to acquire 250,000 shares of common stock, which shall vest in 12 equal monthly installments starting on January 31, 2022.

This disclosure may be updated to reflect future amendments or revisions of the underlying agreement between the Company and Nelley.

Item 5.02 (b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2021, AppTech Corp. (the “Company”), accepted the tendered resignation of Jeff Moriarty who was then serving as Senior Vice President of Legal Affairs and General Counsel.

Item 5.02 (c). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2021, AppTech Corp. (the “Company”), appointed Bryan Guy (“Guy”) to serve as the Senior Vice President of Product Management and Experiences. The age of Guy at the time of appointment is 45. To the knowledge of the Company, there is no family relationship between Guy and any other director, executive officer or person currently nominated by or serving with the Company to become a director or executive officer.

In his capacity as Senior Vice President of Product Management and Experiences, Guy will provide the following services to the Company:

●	Defining product strategy for the business and overseeing its execution.
●	Building out and lead the Product, Design and User Research functions, including discovery and requirements gathering through to the Agile delivery and development of new and scalable omni-channel commerce products and experiences.
●	Creating product roadmaps, leading go-to-market (GTM) and commercialization planning and implementing product management best practices for how these functions will work at AppTech.
●-	Spearhead efforts to build “best-in-class” products and commerce-oriented customer experiences.

Prior to this appointment, during the immediately preceding five (5) years, Guy has been a digital/fintech product strategy consultant and transformation leader who finds continued success bringing best-in-breed cloud, mobile, and digital products to market on behalf of Fortune 200 clients. His past product and business launches include the Starbucks Mobile Order and Pay app, T-Nobile app, Microsoft M365, the Alaska Air app, and more, which continue to account for over $3 billion in annual revenue. He has also founded and excited two venture capital-backed startups. Bryan is also a licensed attorney, a certified product scrum owner (CSPO), and a certified anti-money laundering specialist (CAMS).

None of the above entities for which Guy was employed is now or was then a parent, subsidiary, or affiliate of the Company.

Pursuant to this appointment, the Company and Guy have entered into a material written agreement which provides in relevant part, as follows:

●	Effective Date of December 1, 2021 with an initial term of three (3) years;
●	Reporting to the Chief Technology Officer;
●	For services rendered, Guy will receive $290,000 annual salary plus other compensation including but not limited to performance-based bonus, revenue sharing incentives, and both stock option grants and Company equity incentive plans, subject to standard clawback provisions; and
●	Regarding the non-statutory stock option grant, Guy will have a three (3) year period to exercise his option to acquire 500,000 shares of common stock, which shall vest in six (6) equal monthly installments starting on January 31, 2022.

This disclosure may be updated to reflect future amendments or revisions of the underlying agreement between the Company and Guy.

Exhibit Number	Description
1	Executive Employment Agreement between Company and Benjamin Jenkins, as CTO

2	Executive Employment Agreement between Company and Chad Nelley, as COO

3	Executive Employment Agreement between Company and Bryan Guy as Senior Vice President of Product Management and Experiences

104	The cover page from this Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH CORP.

Dated: December 6, 2021	By:	/s/ Luke D’Angelo
	Name:	Luke D’Angelo
	Title:	Chief Executive Officer, Board Chairman